Reverse Recapitalization (Tables)	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Schedule of Cash Proceeds from Reverse Capitalization

In accounting for the reverse recapitalization, the net equity infusion from the reverse recapitalization was $29.3 million as shown in the table below (in thousands):

Amount
TPG Holdings Corp cash balance, November 19, 2019	$429,952
Less redemption of Accel shares prior to reverse recapitalization	(413,733)

Cash balance prior to backstop equity financing	16,219
Plus funds from Investment Private Placement	48,038

Cash balance prior to consummation of the reverse recapitalization	64,257
Less adjustments to equity infusion:
Payment for sponsor loan	(4,000)
Transaction costs related to the reverse recapitalization, net of tax	(31,005)

Net equity infusion prior to stock issuance	29,252
Impact of stock issued in reverse recapitalization	10

Net equity infusion from reverse recapitalization	29,262
Less impact from conversion of treasury stock and issuance of warrants	(7,415)

Net impact to additional paid-in-capital from reverse recapitalization	$21,847

Schedule of Reverse Capitalization, Equity Interest Issued or Issuable
The table below summarizes the number of shares of Accel issued upon consummation of the reverse recapitalization consisting of (i) the number of shares of Accel stock outstanding immediately before the reverse recapitalization along with the impact of the exchange ratio.

Accel Capital Stock - pre reverse recapitalization	Number of Shares
Class A Common Stock	472,773
Class B Common Stock	662,228
Class C Preferred Stock	1,530,779
Class D Preferred Stock	944,925

Total Shares of Accel Stock on November 20, 2019	3,610,705
Exchange ratio	17.188531
Effect of exchange ratio to convert Accel stock to A-1 Common Stock	62,062,715
Shares issued in reverse recapitalization	14,574,755
Total A-1 Common Stock	76,637,470